UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-51383	04-3639490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01. Entry Into a Material Definitive Agreement.

Effective on November 29, 2010, Accentia Biopharmaceuticals, Inc. (the “Company”) and Baxter Healthcare Corporation (“Baxter”) entered into an agreement making Baxter, the Company’s exclusive source of cyclophosphamide under an agreed-upon price structure (the “Agreement”). The Agreement provides the Company with the exclusive, worldwide right to purchase Baxter’s cyclophosphamide, which is marketed under the brand name Cytoxan®, for the treatment of certain designated autoimmune diseases, including but not limited to autoimmune hemolytic anemia, systemic sclerosis and multiple sclerosis. Cyclophosphamide is the active drug used in Revimmune™ therapy, the Company’s proprietary system-of-care being developed for the treatment of a broad range of autoimmune diseases. The Agreement requires the Company to make defined royalty payments to Baxter in connection with net sales of cyclophosphamide for the designated indications, including without limitation any sales by subdistributors. The Agreement also secures for the Company the exclusive right, in connection with the designated autoimmune disease indications, to reference Baxter’s proprietary, historical data related to cyclophosphamide as part of Accentia’s planned clinical and regulatory development of Revimmune. The Agreement designates Baxter as Accentia’s sole source of supply of cyclophosphamide for Revimmune. The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing does not purport to be a complete description of the Agreement and is qualified by reference to the text of the full Agreement and Addendum to Agreement attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K, the Press release dated November 29, 2010, by the Company, titled “Accentia Biopharmaceuticals Announces Strategic Agreement With Baxter”. A copy of this press release is attached as Exhibit 99-1 to this Form 8-K

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
President and General Counsel

Date: December 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement Between Accentia Biopharmaceuticals, Inc. and Baxter Healthcare Corporation.

10.2	Addendum to Agreement Between Accentia Biopharmaceuticals, Inc. and Baxter Healthcare Corporation dated November 29, 2010.

99.1	Press Release dated November 29, 2010 titled, “Accentia Biopharmaceuticals Announces Strategic Agreement With Baxter”.

4